UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2007

GRYPHON GOLD CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-127635 (Commission File Number)	92-0185596 (IRS Employer Identification No.)

Suite 810 - 1130 West Pender Street

Vancouver, British Columbia V6E 4A4

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (604) 261-2229

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On February 14, 2007, Gryphon Gold Corporation (the ‘‘Company’’) issued a press release announcing its financial results for the quarter ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the Commission on February 14, 2007, and is incorporated herein by reference.

The information set forth in this section of this Report on Form 8-K (including the incorporated exhibit) shall not be deemed to be ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 3.02 Unregistered Sales of Equity Securities

On February 12, 2007, the Company closed the private placement of units announced on January 29, 2007. Under the private placement the Company issued 5.0 million units at a price of C $0.90/unit for gross proceeds of C $4.5 million.

Each unit will consist of one common share and one full purchase warrant. The two year warrants will be exercisable at a price of C $1.10 if exercised within twelve months of the closing (the “First Anniversary”) and at a price C $1.35 if exercised after the First Anniversary but prior to expiry. The Company has paid qualified registered dealers a 7% cash commission in the amount of C $77,175 and issued compensation options to acquire 85,050 common shares (at a price of C $0.90 for a period of 12 months from closing) in respect of the 1.225 million units placed by them.

The shares, warrants and underlying shares of the private placement are not currently qualified by prospectus or registered under the U.S. Securities Act of 1933, as amended (“Securities Act”), or the laws of any state, and are subject to resale restrictions and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The shares, warrants and underlying securities were placed pursuant to exemptions from registration requirements of the Securities Act provided by Section 506 of Regulation D of the Securities Act and by section 903 of Regulation S of the Securities Act, such exemptions being available based on information obtained from the investors to the private placement.

In connection with this private placement, the Company granted registration rights to each of the investors and will use commercially reasonable efforts to prepare and file with SEC within 120 days a registration statement under the Securities Act, and to use commercially reasonable efforts to cause such registration statement to be declared effective.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gryphon Gold Corporation
(Registrant)

Dated: February 15, 2007	By: /s/ Michael Longinotti
Michael Longinotti Chief Financial Officer